Supplement dated April 18, 2016
to the Prospectus and Summary Prospectus, as supplemented, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia International Opportunities Fund	7/1/2015

Columbia Funds Series Trust II
Columbia Large Cap Growth Fund IV	1/1/2016
Columbia Multi-Advisor Small Cap Value Fund	10/1/2015

(each, a Selling Fund)
At a Joint Special Meeting of Shareholders held on April 15, 2016, shareholders of each Selling Fund approved a proposal to merge the Selling Fund with and into the corresponding acquiring fund listed in the table below (each, a Buying Fund). Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The table below identifies each Selling Fund, its corresponding Buying Fund and the anticipated date on which each reorganization is expected to occur (Reorganization Date).

Selling Fund	Buying Fund	Reorganization Date
Columbia International Opportunities Fund	Columbia Select International Equity Fund	May 20, 2016
Columbia Large Cap Growth Fund IV	Columbia Large Cap Growth Fund	May 20, 2016
Columbia Multi-Advisor Small Cap Value Fund	Columbia Select Smaller-Cap Value Fund	May 20, 2016

In connection with these reorganizations, the following rules and policies will apply:
Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares
New Accounts
New account applications for the purchase of shares of a Selling Fund received in good order will be accepted through the close of business on that Selling Fund’s Reorganization Date, as identified in the table above. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of a Selling Fund after the close of business on its Reorganization Date will not automatically be treated as a request to open a new account for shares of the corresponding Buying Fund and efforts will be made to contact the party making the new account request.
Purchases, Exchanges and Redemptions of Shares of a Selling Fund
Purchases, exchanges and redemptions of shares of a Selling Fund will continue to be accepted through the close of business on the Selling Fund’s Reorganization Date, as identified in the table above. In addition, any request to purchase, exchange or redeem shares of a Selling Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of a Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the corresponding Buying Fund.
Systematic Investment Plan and Systematic Withdrawal Plan Transactions
If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to a Selling Fund, your current systematic transactions will be carried over from your Selling Fund to its corresponding Buying Fund.
Certificates of Shares
If you currently hold any shares of a Selling Fund in certificate form, those shares will be deemed null and void upon completion of the fund merger. Your shares will be held in “deposit” or book entry form in the corresponding Buying Fund.
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Important Note
Because each Selling Fund will merge into its corresponding Buying Fund on its Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain a Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiathreadneedleus.com.
Shareholders should retain this Supplement for future reference.
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